                                                                    Exhibit 10.1

                    Services Acquisition Corp. International
                       401 East Olas Boulevard, Suite 1140
                            Ft. Lauderdale, FL 33301

                                                                 August 29, 2006
Jamba Juice Company
1700 17th Street
San Francisco, CA 94103

Ladies and Gentlemen:

     Reference is hereby made to the Agreement and Plan of Merger dated as of
March 10, 2006, as amended, (the "Agreement") by among Services Acquisition
Corp. International, a Delaware corporation ("Parent"), JJC Acquisition Company, a California corporation and a wholly-owned subsidiary of Parent ("Merger Sub")
and Jamba Juice Company, a California corporation ("Company"). Capitalized terms used herein but not otherwise defined herein shall have such meanings as defined in the Agreement. The parties have agreed to amend and modify the Agreement as follows:

     1. Notwithstanding anything to the contrary in the Agreement, the language of Section 2.27 shall be deleted in its entirety and replaced with the following: "Survival of Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall survive the Closing until July 31, 2007."

     2. Notwithstanding anything to the contrary in the Agreement, the language of the first sentence of Section 7.4 shall be deleted in its entirety and replaced with the following: "The representations, warranties, covenants and agreements in this Agreement or in any writing delivered by the Company to
Parent in connection with this Agreement (including the certificate required to be delivered by the Company pursuant to Section 6.3(a)) shall survive the
Closing until July 31, 2007 (the "SURVIVAL PERIOD")."

     3. Notwithstanding anything to the contrary in the Agreement, the language of the first sentence of Section 1.10 shall be deleted in its entirety and replaced with the following: "As the sole remedy for the indemnity obligations set forth in Article VII, at the Closing the parties shall deposit $19,875,000 in cash (such cash, together with all earnings thereon is referred to as the
"ESCROW CASH") of the Total Merger Consideration, deducted from the Total Merger
Consideration otherwise payable to each of the Company's stockholders on a pro-rata basis, to be held during the period ending on July 31, 2007 ("ESCROW
PERIOD"), all in accordance with the terms and conditions of the Escrow
Agreement in the form annexed hereto as Exhibit A (the "ESCROW AGREEMENT"), to be entered into at the Closing between Parent, the Representative (as defined in
Section 1.11(b)) (who shall be designated by the Company in writing prior to the
Effective Date, until a successor is appointed pursuant to Section 1.11(b)) and
Continental Stock Transfer and Trust Company ("CONTINENTAL"), as Escrow Agent."

     4. A new sentence is hereby added to the end of Section 5.22 of the
Agreement as follows: "Notwithstanding the foregoing, any Excess Third Party
Expenses in excess of $3,425,000 that are reasonably incurred in connection with the Merger shall not reduce the Total Merger Consideration and shall not be subject to the indemnification provisions of Article VII."

     5. Notwithstanding anything to the contrary in the Agreement, the language of Section 8.1(h) shall be deleted in its entirety and replaced with the following: "by either Parent or the Company if the Closing Date shall not have occurred by November 17, 2006."

     6. The Escrow Agreement attached as Exhibit A to the Agreement is hereby replaced in its entirety with the form of Escrow Agreement attached hereto.

     7. The Company represents and warrants to Parent, as of the date of this letter, that the Company's Total Indebtedness is not greater than $16,000,000.
For purposes of this representation, the term "Total Indebtedness" shall mean, without duplication, (a) all obligations of the Company evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of the Company upon which interest is customarily paid, (c) all obligations of the Company for purchase money financing, including obligations under conditional sale or other title retention agreements or issued or assumed in respect of deferred purchase price, relating to assets purchased by the Company, (d) all interest rate protection, foreign currency exchange or other interest or exchange rate hedging agreements and (e) all obligations of the Company and the Subsidiaries as an account party in respect of bankers' acceptances, in the case of each clause above, as of such date. Notwithstanding anything to the contrary set forth in this letter, the representation and the provisions of this paragraph 7 shall in no way limit, modify, amend, replace or supercede any term or provision of the
Agreement.

     8. This letter may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     9. Except as modified hereby all of the other terms and conditions of the
Agreement remains in full force and effect.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this letter (amending the Agreement) as of the date first written above.

                                     SERVICES ACQUISITION CORP. INTERNATIONAL

                                     By: /s/ Steven R. Berrard
                                        ----------------------------------------
                                        Title: Chairman

                                     JJC ACQUISITION COMPANY
                                     By: /s/ Thomas E. Aucamp
                                        ----------------------------------------
                                        Title: President

                                     JAMBA JUICE COMPANY
                                     By: /s/ Paul Clayton
                                        ----------------------------------------
                                        Title: President

                                     By: /s/ Michael Fox
                                        ----------------------------------------
                                        Title: Secretary

                                                                       Exhibit A
                                                                       ---------

                                ESCROW AGREEMENT

         This ESCROW AGREEMENT (this "Agreement") is entered into as of this ___
day of ________, 2006, by and among Services Acquisition Corp. International, a
Delaware corporation ("Parent"), Jamba Juice Company, a California corporation
(the "Company"), ___________ (the "Representative"), representing each of the holders of capital stock of the Company, and [___________], a [_____________]
(the "Escrow Agent").

                                    RECITALS

         WHEREAS, Parent, JJC Acquisition Company, Inc., a California
corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), the Company and the Representative have entered into that certain Agreement and Plan of
Merger dated as of March 10, 2006, as amended (the "Merger Agreement";
capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Merger Agreement) pursuant to which, among other things,
Merger Sub will be merged with and into the Company (the "Merger"), with the
Company to be the surviving corporation of the Merger;

         WHEREAS, pursuant to the terms of the Merger Agreement, a portion of the Total Merger Consideration equal to $19,875,000 in cash (the "Escrow
Amount") is to be paid by Parent, on behalf of the Company stockholders, to the
Escrow Agent and held in escrow for the purpose of funding claims for indemnification by any Indemnified Person pursuant to Article VIII of the Merger
Agreement; and

         WHEREAS, pursuant to the Merger Agreement, the Company stockholders have appointed the Representative to represent them for all purposes in connection with the indemnification provisions of the Merger Agreement and this
Escrow Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual obligations and covenants set forth herein, the parties hereto agree as follows:

         1. RECEIPT OF ESCROW AMOUNT. By its signature below, the Escrow Agent acknowledges receipt of the Escrow Amount. The parties hereto hereby constitute and appoint the Escrow Agent as, and the Escrow Agent hereby agrees to assume and perform the duties of, the escrow agent pursuant to this Agreement. The
Escrow Amount shall be held by the Escrow Agent as a trust fund in a separate account (the "Escrow Account") maintained for the purposes, and on the terms and subject to the conditions, set forth in this Agreement.

         2. INVESTMENT OF ESCROW AMOUNT. During the term of this Agreement, the
Escrow Amount and all interest thereon shall be invested and reinvested by the
Escrow Agent in the investment(s) indicated on Schedule 1. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any investment prior to its

maturity or for the failure of the parties to give the Escrow Agent instructions to reinvest the Escrow Amount.

         If the Escrow Agent has not received joint written instructions of
Parent and the Representative ("Joint Written Instructions") at any time that an investment decision must be made, the Escrow Agent shall invest the Escrow
Amount and all interest thereon in commercial paper rated AA. All interest and other income earned on the Escrow Amount through the Termination Date (as defined below) shall be held by Escrow Agent as part of the Escrow Amount. For tax purposes, all interest and other income earned on the Escrow Amount shall be reported as taxable income of the former stockholders of the Company set forth on Schedule 2 hereto (the "Former Stockholders"). Escrow Agent shall file applicable tax forms consistent with such treatment. As soon as practicable after the execution of this Agreement by the parties hereto, the Escrow Agent shall be provided with a fully completed and executed Internal Revenue Service
Form W-8 or W-9, as applicable, from each of the Former Stockholders. The Escrow
Agent shall file such reports and withhold such taxes as it determines is required by law or regulation.

         3. RELEASE OF ESCROW AMOUNT.

            (a) On each occasion on which Parent determines that any Indemnified
Person may be entitled to indemnification for any amount pursuant to Article VII of the Merger Agreement (whether or not the Basket has been exceeded), Parent shall deliver to the Representative and the Escrow Agent a notice specifying in reasonable detail the nature and dollar amount of any claim that any Indemnified
Person may have under Article VII of the Merger Agreement (a "Claim
Certificate") for the payment of such amount.

            (b) Within thirty (30) days after receipt by the Representative of a
Claim Certificate, the Representative may deliver to Parent and the Escrow Agent a written objection to all or any part of the Claim Certificate (an
"Objection"). The Objection shall set forth in reasonable detail the basis of the Representative's objection to the Claim Certificate and the amount in dispute.

            (c) If the Representative fails to deliver an Objection to Parent and the Escrow Agent by 5:00 p.m. Eastern Time on the thirtieth (30th) day following the receipt by the Representative of a Claim Certificate, the Escrow
Agent shall pay to the Indemnified Persons out of the Escrow Amount an amount equal to the amount requested in the Claim Certificate (up to a maximum of the
Escrow Amount). Any such payment shall be made on or before the second (2nd)
Business Day following the expiration of such thirty (30) day period. The Escrow
Agent shall continue to hold any amounts remaining in the Escrow Account following the payment of any Claim Certificate in accordance with the terms of this Agreement.

            (d) If the Representative delivers a timely Objection with respect to all or any portion of a Claim Certificate, the Escrow Agent shall not disburse, and shall continue to hold in the Escrow Account, the amount requested in the Claim Certificate or the disputed portion thereof, as the case may be, pending receipt of either (i) payment instructions signed by Parent and the
Representative, specifying the agreement of the parties as to the action to be taken by the

Escrow Agent in respect of such Claim Certificate ("Joint Payment Instructions")
or (ii) a notice from either Parent or the Representative stating that either such Claim Certificate has been submitted to a court of competent jurisdiction for judgment and that a judgment with respect to such matters has been rendered or such Claim Certificate has been submitted to a panel of arbitrators with proper jurisdiction and that a final non-appealable award with respect to such arbitration has been rendered (in each case, a "Judgment Notice") which is accompanied by a copy of a final, nonappealable order of such court or such arbitration panel, as the case may be (each an "Order"), pursuant to which such court has determined whether and to what extent the Indemnified Persons are entitled to the amount requested in the Claim Certificate. Upon receipt of Joint
Payment Instructions or a Judgment Notice, as applicable, the Escrow Agent shall thereafter act in accordance with Section 3(e) or 3(f) below, as applicable. A copy of the Judgment Notice or Order shall be delivered to each party at the same time as it is delivered to the Escrow Agent.

            (e) Upon receipt by the Escrow Agent of Joint Payment Instructions, if such Joint Payment Instructions indicate that any Indemnified Persons are entitled to payment in respect of all or any portion of the Claim Certificate, then the Escrow Agent shall release from the Escrow Account and pay to the
Indemnified Persons the amount indicated in such Joint Payment Instructions (up to a maximum of the Escrow Amount). Such payment shall be made on or before the second (2nd) Business Day following the date on which such Joint Payment
Instructions are received by the Escrow Agent. If such Joint Payment
Instructions indicate that the Indemnified Persons are not entitled to all or any portion of the amount claimed in such Claim Certificate (a "Discharge
Notice"), then the Escrow Agent shall continue to hold such amount in the Escrow
Account in accordance with the terms of this Agreement until such amounts are to be disbursed (A) to the Former Stockholders pursuant to Sections 3(h), 3(i) or
3(j) or 3(k), (B) to any Indemnified Persons in respect of another Claim
Certificate pursuant to Sections 3(c), 3(e) or 3(f) or (C) to any Person pursuant to Section 3(k).

            (f) If the Escrow Agent has received a Judgment Notice and an Order with respect to any Claim Certificate, then the Escrow Agent shall release from the Escrow Account and pay to the Indemnified Persons an amount equal to the amount due the Indemnified Persons. Such payment shall be made on or before the second (2nd) Business Day following the date on which the Escrow Agent received such Order. If such Order indicates that the Indemnified Persons were not entitled to all or any portion of the amount claimed in the Claim Certificate (a
"Determination Discharge"), then the Escrow Agent shall continue to hold such amount to which the Indemnified Persons were determined not to be entitled in accordance with the terms of this Agreement until such amounts are to be disbursed (A) to the Former Stockholders pursuant to Sections 3(h), 3(i), 3(j)
or 3(k), (B) to any Indemnified Persons in respect of another Claim Certificate pursuant to Sections 3(c), 3(e) or 3(f) or (C) to any Person pursuant to Section
3(k).

            (g) As promptly as practicable following the disbursement of any funds from the Escrow Account, the Escrow Agent shall send a written statement to the Representative and Parent stating the amount of the disbursement and the amounts remaining in the Escrow Account.

            (h) January 31, 2007 is referred to herein as the "Initial Reduction
Date". On the Initial Reduction Date, the Escrow Amount shall automatically be reduced by the excess of the Escrow Amount on hand on the Initial Reduction Date over the sum of (i) $7,950,000 plus (ii) the Pending and Paid Claims Amount (as defined below) (the amount of such distribution, together with any share of interest and other earnings on the Escrow Amount as provided below, being referred to as the "Initial Escrow Disbursement"). On or before the third (3rd)
Business Day following the receipt of Joint Written Instructions by the Escrow
Agent notifying the Escrow Agent of the Initial Reduction Date, subject to the provisions of the following sentence, the Escrow Agent shall pay to the Former
Stockholders the Initial Escrow Disbursement. For purposes of this Section 3(h), the "Pending and Paid Claims Amount" shall equal the sum of (x) the amounts theretofore paid to Parent, plus (y) the amount of claims evidenced by Claim
Certificates submitted prior to the Initial Reduction Date and which have not been paid in accordance with Section 3(c) as of the Initial Reduction Date and as to which, as of the Initial Reduction Date, the Escrow Agent has not received and fully acted upon Joint Payment Instructions or an Order, nor received a
Discharge Notice or a Determination Discharge (any such Claim Certificate(s)
being referred to as an "Initial Outstanding Claim(s)"). The Initial Escrow
Disbursement shall also include a share of the earnings and interest earned on the Escrow Amount through the Initial Reduction Date, and after deducting any expenses of the Escrow Agent hereunder, determined by multiplying such amount by a fraction, the numerator of which is the amount of the Initial Escrow
Disbursement and the denominator of which is $19,875,000. The balance of the
Escrow Amount shall be held in escrow to fund claims for indemnification by any
Indemnified Person pursuant to Article VII of the Merger Agreement.

            (i) April 30, 2007 is referred to herein as the "Second Reduction
Date". On the Second Reduction Date, the Escrow Amount shall automatically be reduced by the excess of the Escrow Amount on hand on the Second Reduction Date over the sum of (i) $3,975,000, plus (ii) the Pending and Paid Claims Amount (as defined below) (the amount of such distribution, together with any share of interest and other earnings on the Escrow Amount as provided below, being referred to as the "Second Escrow Disbursement"). On or before the third (3rd)
Business Day following the receipt of Joint Written Instructions by the Escrow
Agent notifying the Escrow Agent of the Second Reduction Date, the Escrow Agent
shall pay to the Former Stockholders the Second Escrow Disbursement. For
purposes of this Section 3(i), the Pending and Paid Claims Amount shall equal the sum of (x) the amounts theretofore paid to the Parent, plus (y) the amount of claims evidenced by Claim Certificates submitted prior to the Second
Reduction Date and which have not been paid in accordance with Section 3(c) as of the Second Reduction Date and as to which, as of the Second Reduction Date, the Escrow Agent has not received and fully acted upon Joint Payment
Instructions or an Order, nor received a Discharge Notice or a Determination
Discharge (any such Claim Certificate(s) being referred to as an "Second
Outstanding Claim(s)"). The Second Escrow Disbursement shall also include a share of the earnings and interest earned on the Escrow Amount through the
Second Reduction Date, and after deducting any expenses of the Escrow Agent hereunder, determined by multiplying such amount by a fraction, the numerator of which is the amount of the Second Escrow Disbursement and the denominator of which is $19,875,000. The balance of the Escrow Amount shall be held in escrow to fund claims for indemnification by any Indemnified Person pursuant to Article
VII of the Merger Agreement.

            (j) July 31, 2007 is referred to herein as the "Final Reduction
Date". On or before the third (3rd) Business Day following the receipt of Joint
Written Instructions by the Escrow Agent notifying the Escrow Agent of the Final
Reduction Date, the Escrow Agent shall pay to the Former Stockholders an amount equal to the then remaining balance of the Escrow Amount, including any interest or other earnings, reduced by the Pending Claims Amount (as defined below). For purposes of this Section 3(j), the Pending Claims Amount shall equal the amount of claims evidenced by Claim Certificates submitted prior to the Final Reduction
Date and which have not been paid in accordance with Section 3(c) as of the
Final Reduction Date and as to which, as of the Final Reduction Date, the Escrow
Agent has not received and fully acted upon Joint Payment Instructions or an
Order, nor received a Discharge Notice or a Determination Discharge (any such
Claim Certificate(s) being referred to as "Final Outstanding Claim(s)"). The
Escrow Agent shall retain and continue to hold in accordance with the terms hereof an amount equal to the amount requested in all such Final Outstanding
Claims (all such amounts, together with any portion of the Retained Amount not previously disbursed as provided in Section 3(i), the "Final Retained Amount");
and thereafter the Escrow Agent shall release from the Escrow Account to Parent and/or Former Stockholders, as applicable, all or portions of the Final Retained
Amount as and when it receives Joint Payment Instructions, Orders, Discharge
Notices or Determination Discharges, as applicable, related to the Final
Outstanding Claims. Following the Final Reduction Date, in the event that the
Final Retained Amount at any time exceeds the amount of all Final Outstanding
Claims which have not been paid to the Indemnified Parties or which are not subject to a Discharge Notice or Determination Discharge, the Escrow Agent shall pay to the Former Stockholders within three (3) Business Days of the
Representative's written request for such payment, an amount equal to such excess.

            (k) Notwithstanding the foregoing, if at any time the Escrow Agent shall receive Joint Written Instructions to release all or a portion of the
Escrow Amount, then within three (3) Business Days after receipt of such Joint
Written Instructions, the Escrow Agent shall release the Escrow Amount in accordance with such Joint Written Instructions. The parties will cooperate in good faith in executing such Joint Written Instructions whenever reasonably necessary to ensure distributions of escrowed funds to the party entitled thereto under the terms of the Merger Agreement. The date on which the entire
Escrow Amount has been disbursed from the Escrow Account shall be referred to herein as the "Termination Date.

            (l) Any and all payments to be made to the Former Stockholders pursuant to this Agreement shall be allocated among the Former Stockholders in the percentages set forth next to the names of the Former Stockholders as set forth on Schedule 2. All payments to Former Stockholders shall be made by check made payable to the Former Stockholders in the name and mailed to the address of such Former Stockholders set forth on Schedule 2, or such updated or corrected address as may be provided by a Former Stockholder or the Representative.

         4. DUTIES OF THE ESCROW AGENT.

            (a) DUTIES IN GENERAL.

                (1) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein (and required by applicable law), which the parties agree are

ministerial in nature. If in doubt as to its duties and responsibilities hereunder, the Escrow Agent may consult with counsel of its choice and shall be protected in any action taken or omitted in connection with the advice or opinion of such counsel.

                (2) If the Escrow Agent becomes involved in litigation with respect to this Agreement for any reason, it is hereby authorized to deposit the
Escrow Amount with the clerk of such court in which such litigation is pending, or to interplead all interested parties in any court of competent jurisdiction and to deposit with the clerk of such court the Escrow Amount. Upon the happening of either of the above, the Escrow Agent shall be fully relieved and discharged of any further duties hereunder.

                (3) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this
Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise by Joint Written Instructions or by a final order or judgment of a court of competent jurisdiction. In addition, if the Escrow Agent should at any time be confronted with inconsistent claims or demands by the parties hereto, the Escrow Agent shall also have the right to interplead such parties in any state or federal court located in the State of Delaware (or if such court does not have jurisdiction, any other court of competent jurisdiction), to deposit the Escrow Amount with the clerk of such court, and to request that such court determine the respective rights of the parties with respect to this
Agreement, and upon doing so, the Escrow Agent automatically shall be released from any obligations or liability as a consequence of any claims or demands hereunder.

            (b) EXCULPATION. Except for the Escrow Agent's own willful misconduct or gross negligence: (i) the Escrow Agent shall have no liability of any kind whatsoever for its performance of, or from having refrained from performing, any duties imposed upon the Escrow Agent under this Agreement or for any of its acts or omissions hereunder; (ii) the Escrow Agent shall not be responsible for any of the acts or omissions of the parties hereto; (iii) the
Escrow Agent shall not be liable to anyone for damages, losses or expenses arising out of this Agreement; (iv) the Escrow Agent may rely and/or act upon any written instrument, document or request believed by the Escrow Agent in good faith to be genuine and to be executed and delivered by the proper person, and may assume in good faith the authenticity, validity and effectiveness thereof and shall not be obligated to make any investigation or determination as to the truth and accuracy of any information contained therein; and (v) the Escrow
Agent shall have no liability of any kind whatsoever for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of legal counsel. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

            (c) NO ADDITIONAL DUTIES. The Escrow Agent shall have no duties except those that are expressly set forth herein, and it shall not be bound by any notice of a claim or

demand hereunder, or any waiver, modification, amendment, termination or rescission of this Agreement, unless received by it in writing.

            (d) MISCELLANEOUS. The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys. The Escrow Agent shall not be responsible for and shall not be under a duty to examine or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any agreement amendatory or supplemental hereto.

         5. INDEMNITY. The Escrow Agent, and its directors, officers, agents and employees (the "Indemnitees") are entitled to be indemnified by the Parent, and out of the Escrow Amount, jointly and severally, from all loss, liability or expense (including the fees and expenses of counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this
Agreement, except in the case of any Indemnitee to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such Indemnitee, or (ii) its following any instructions or other directions from
Parent and the Representative, except to the extent that its following any such instruction or direction is expressly forbidden by the terms of this Agreement.
The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Agreement.

         6. RESIGNATION OF THE ESCROW AGENT; ACQUISITION OF THE ESCROW AGENT.
The Escrow Agent, and any successor Escrow Agent, may resign at any time as the
Escrow Agent hereunder by giving at least fifteen (15) Business Days written notice to the parties. Upon such resignation and the appointment of a successor
Escrow Agent, the resigning Escrow Agent shall be absolved from any further duties as the Escrow Agent hereunder. Upon their receipt of notice of resignation from the Escrow Agent, Parent and the Representative shall use their reasonable best efforts jointly to designate a successor Escrow Agent. If the parties do not agree upon a successor Escrow Agent within fifteen (15) Business
Days after the receipt by the parties of the Escrow Agent's resignation notice, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent or other appropriate relief and any such resulting appointment shall be binding upon all parties hereto. By mutual agreement, Parent and the Representative shall have the right at any time upon not less than seven (7) Business Days written notice to terminate their appointment of the Escrow Agent, or any successor Escrow Agent, as the Escrow
Agent hereunder. Notwithstanding anything to the contrary in the foregoing, the
Escrow Agent or any successor Escrow Agent shall continue to act as the Escrow
Agent until a successor is appointed and qualified to act as the Escrow Agent.

         Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all of the escrow business of the
Escrow Agent's corporate trust line of business may be transferred, shall be the
Escrow Agent under this Agreement without further act.

         7. FEES AND EXPENSES OF THE ESCROW AGENT. The fees and the expenses of the Escrow Agent for its services hereunder shall be paid in equal parts by
Parent and out of the Escrow Amount, in accordance with Schedule 3. The provisions of this Section 7 shall survive any termination of this Agreement and removal or resignation of the Escrow Agent.

         8. NOTICES. All notices and other communications required or permitted pursuant to this Agreement shall be in writing and addressed to such party for whom such communication is intended at the applicable address set forth below.
Such notice shall be deemed to have been duly given (i) with regard to the
Escrow Agent, when actually received by the Escrow Agent, and (ii) with regard to any other party hereto, when delivered personally (which shall include delivery by Federal Express or other nationally recognized, reputable overnight courier service that issues a receipt or other confirmation of delivery) to the party for whom such communication is intended, or three (3) Business Days after the date mailed by certified mail, return receipt requested, postage prepaid, as follows:

         IF TO PARENT:

         Services Acquisition Corp. International
         401 East Las Olas Boulevard
         Fort Lauderdale, FL 33301
         Attention:
         Telephone:  (___) ___-____
         Facsimile:  (___) ___-____

         with a copy to:

         Mintz Levin Cohn Ferris Glovsky and
           Popeo, P.C.
         666 Third Avenue
         New York, New York 10017
         Attention: Kenneth R. Koch
         Telephone:  (212) 692-6768
         Facsimile: (212) 983-3115

         IF TO THE REPRESENTATIVE:
         -------------------------

         -------------------

         -------------------

         -------------------
         Telephone:  (___) ___-____
         Facsimile: (___) ___-____

         with a copy to:

         -------------------

         -------------------

         -------------------
         Attention: _____________________
         Telephone: (___) ___-____
         Facsimile: (___) ___-____

         IF TO THE ESCROW AGENT:
         -----------------------

         -------------------

         -------------------

         -------------------
         Attention:  _____________________
         Telephone:  (___) ___-____
         Facsimile: (___) ___-____

or to such other address as such party shall specify by written notice to the other parties hereto. Any notice sent to the Escrow Agent shall also be sent to the other parties to this Agreement.

         9. ASSIGNMENT. Parent may assign its rights and obligations under this
Agreement to the same extent it is permitted to assign its rights and obligations under the Merger Agreement.

         10. MISCELLANEOUS. This Agreement, and with respect to Parent and the
Representative, the Merger Agreement, embody the entire agreement and understanding of the parties concerning the Escrow Amount, and, in the event of any inconsistency between this Agreement and the Merger Agreement, this
Agreement shall control. This Agreement may be amended only by a writing signed by the party against whom enforcement is sought. The headings in this Agreement are intended solely for convenience or reference and shall be given no effect in the construction or interpretation of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, except the choice of law rules utilized in that state. This Agreement shall bind and inure to the benefit of the parties hereto and their respective, heirs, personal representatives, successors and permitted assigns. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of Delaware. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising out of or relating to this Agreement. The Escrow Agent shall not be liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and same instrument. All signatures of the parties to this
Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party.

         To evidence their agreement, the parties have caused this Agreement to be executed on the date first written above.

                                                  SERVICES ACQUISITION CORP.
                                                  INTERNATIONAL

                                                  By:
                                                     ---------------------------
                                                      Name:
                                                      Title:

                                                  JAMBA JUICE COMPANY

                                                  By:
                                                     ---------------------------
                                                      Name:
                                                      Title:

                                                  REPRESENTATIVE

                                                  By:
                                                      --------------------------
                                                      Name:
                                                      Title:

                                                  [ESCROW AGENT]

                                                  By:
                                                     ---------------------------
                                                      Name:
                                                      Title:

                                       10

                      [Signature Page to Escrow Agreement]

                                       11

                                   Schedule 1
                                   ----------

                             Permissible Investments
                             -----------------------

U.S. Bank Money Market Deposit Account

Commercial Paper rated AA

U.S. Treasuries Bonds

                                   Schedule 2
                                   ----------

                               Former Stockholders
                               -------------------

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            NAME                     ADDRESS                  PERCENTAGE
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                                   Schedule 3
                                   ----------

                        Fees and Expenses of Escrow Agent
                        ---------------------------------